User-Controlled Long-Acting Reversible Contraception ©2021 Daré Bioscience | All rights reserved NASDAQ: DARE www.darebioscience.com Corporate Presentation: February 16, 2021 Daré Bioscience Exhibit 99.1

Forward-Looking Statements; Disclaimers 2 THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. ALL STATEMENTS IN THIS PRESENTATION, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF FEDERAL SECURITIES LAWS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “STRATEGY,” “DESIGNED,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “TARGET,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. AS USED IN THIS PRESENTATION, “FIRST-IN- CATEGORY” IS A FORWARD-LOOKING STATEMENT REGARDING MARKET POTENTIAL OF A PRODUCT CANDIDATE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE DARÉ’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION RISKS AND UNCERTAINTIES RELATING TO: THE OUTCOME OR SUCCESS OF CLINICAL TRIALS; DARÉ’S ABILITY TO RAISE ADDITIONAL CAPITAL AS NEEDED; DARÉ’S ABILITY TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP AND OBTAIN REGULATORY APPROVAL OF PRODUCT CANDIDATES ON THE TIMELINES SET FORTH HEREIN; INCLUDING DUE TO THE EFFECT, IF ANY, THAT COVID-19 MAY HAVE THEREON; AND OTHER RISK FACTORS DESCRIBED IN DARÉ’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE CURRENT ONLY AS OF THE DATE HEREOF AND DARÉ DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. ALL TRADEMARKS, SERVICE MARKS OR TRADE NAMES APPEARING IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. UNLESS SPECIFICALLY IDENTIFIED AS SUCH, DARÉ’S USE OR DISPLAY OF THIRD-PARTY MARKS IS NOT INTENDED AND DOES NOT INDICATE OR IMPLY ANY RELATIONSHIP WITH OR ENDORSEMENT OR SPONSORSHIP OF DARÉ BY THE THIRD-PARTY OWNER.

Daré Bioscience - A Compelling Opportunity 3 Daré Bioscience is a clinical-stage biopharmaceutical company committed to advancing innovative products for women’s health. The company’s mission is to identify, develop and bring to market a diverse portfolio of differentiated therapies that expand treatment options, improve outcomes and facilitate convenience for women, primarily in the areas of contraception, vaginal health, sexual health, and fertility. Company Highlights ✓ June 2019 – Positive findings of Sildenafil Cream, 3.6% thermography clinical study ✓ Nov. 2019 – Positive topline data for Ovaprene® postcoital test clinical study ✓ Jan. 2020 – Exclusive licensing agreement with Bayer for Ovaprene ✓ May/Sept 2020 – Strategic partnerships with Health Decisions / Avomeen ✓ Sept. 2020 – Bill & Melinda Gates Foundation grant funding for DARE-LARC1 reaches $20.5 million ✓ Dec. 2020 – Positive topline data for DARE-BV1 Phase 3 study Anticipated Clinical & Regulatory Milestones* 2021  NDA submission to FDA for DARE-BV1  Topline data for DARE-HRT1 Phase 1 study  PDUFA date for DARE-BV1^  Topline data for Sildenafil Cream, 3.6% for FSAD Phase 2b study 2022  U.S. commercial launch of DARE-BV1  Data from Ovaprene pivotal Phase 3 study * Timeline reflects management’s current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. ̂Would require a priority review designation from the FDA. DARE-BV1 has Fast Track and Qualified Infectious Disease Product designations from the FDA for treatment of bacterial vaginosis.

Women’s Health Is Our Sole Focus 4 Working to accelerate innovative product options in women’s health by… • Identifying and advancing new therapies that provide additional choices • Enhancing outcomes • Improving ease of use We look for… • Differentiated investigational products with attractive market opportunities + unmet medical needs • Proof-of-concept and/or ability to leverage a 505(b)(2) regulatory pathway • First-in-category or first-line opportunities • Personalized for women with novel, convenient routes of administration.

Partnering to Accelerate Innovation 5 * We partner to… Accelerate exciting new products Develop new solutions to address persistent unmet needs Become a pipeline resource for large and emerging commercial companies Drive innovation We partner with…

Advancing Products **Women Want**

darébio

PARTNERS	Product Candidate	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3 / PIVOTAL	REGULATORY FILING

DARE-BV1^ Bacterial Vaginosis- **Phase 3 Topline Data Announced December 2020**

Potential First-line Option for Bacterial Vaginosis
Bioadhesive gel, clindamycin 2%

BAYER NIH National Institutes of Health

Ovaprene® Hormone-Free, Monthly Contraception- **Pivotal Phase 3 Study 6-Month Data 2022***

First-in-category Hormone-Free Monthly Contraception
Monthly, self-administered drug/device barrier IVR,

Sildenafil Cream, 3.6% ^ Female Sexual Arousal Disorder-**Phase 2b Topline Data 2021***

First-in-category treatment for Female Sexual Arousal Disorder (FSAD)
Topical Cream, same active ingredient as Viagra®

* Timeline reflects management's current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. "First-in-category" statements are forward-looking statements relating to market potential of Daré's product candidates based on currently available, FDA-approved therapies. ^505(b)(2) regulatory pathway anticipated.

6

Near Term Catalysts to Drive Value 7 DARE-BV1^ Bacterial Vaginosis Phase 3 Completed Sildenafil Cream, 3.6%^ FSAD Phase 2b Topline Data Ovaprene® Contraception Pivotal Study 6-month Data 2020 2021 2022 DARE-HRT1^‡ Hormone Replacement Therapy Phase 1 Topline Data Planned NDA Submission & FDA Review DARE-BV1 NDA filing and two top-line data readouts expected during 2021 Timeline reflects management’s current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. “First-in- category” statements are forward-looking statements relating to market potential of Daré’s product candidates based on currently available, FDA-approved therapies. ^505(b)(2) regulatory pathway anticipated. ‡DARE-HRT1 Phase 1 study being conducted in Australia by Daré subsidiary. DARE-BV1 NDA submission planned during 1H2021 Potential PDUFA action by year end 2021 DARE-HRT1 Topline Phase 1 data expected 2Q2021 Sildenafil Cream, 3.6% Phase 2b to commence in 1Q2021 Topline Phase 2b data targeted by year end 2021 Ovaprene IDE submission planned for 2H2021 Pivotal Phase 3 data readout targeted by year end 2022

Experienced Management & Board of Directors 8 Board of Directors William Rastetter, PhD Chairman Cheryl Blanchard, PhD Jessica Grossman, MD Susan Kelley, MD Greg Matz, CPA Robin Steele, JD, LLM Sabrina Martucci Johnson MSc, MIM President & CEO Management Team Sabrina Martucci Johnson MSc, MIM President & CEO John Fair Chief Strategy Officer Lisa Walters-Hoffert Chief Financial Officer David Friend, PhD Chief Scientific Officer Mary Jarosz, RPh, RAC, FTOPRA Global Head of Regulatory Affairs Mark Walters Vice President of Operations Christine Mauck, MD, MPH Medical Director We are delivering innovation by daring to be different®

DARE-BV1 Clindamycin 2% gel for Bacterial Vaginosis Best-in-class curative potential for the most common1 vaginal infection in women of reproductive age, designed for convenient, one-time administration Expect pre-NDA meeting with FDA early 2021, planned NDA submission 1H 2021 91. https://www.cdc.gov/std/bv/stats.htm

Bacterial Vaginosis - What Is the clinical issue?

Recurring infection, difficult to treat effectively


WOMEN DESERVE BETTER
THERAPIES

- Most common vaginal infection in women ages 15-44, affecting ~**21 million women** in the US[1]
- Current Rx suboptimal: clinical cure rates of 37-68%[2]

Bacterial Vaginosis increases health risk[3]

- Preterm birth – bacterial vaginosis is linked to premature deliveries, low birth weight babies
- Sexually transmitted infections – bacterial vaginosis increases susceptibility to HIV, herpes simplex virus, chlamydia, gonorrhea
- Post-surgical infection – bacterial vaginosis may increase risk of infection after gynecologic procedures
- Pelvic inflammatory disease – bacterial vaginosis may cause PID, an infection that affects women's reproductive organs and can increase the risk of infertility

1. https://www.cdc.gov/std/bv/stats.htm
2. Bacterial vaginosis product data: http://www.clindesse.com/pdf/PI.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf
3. https://www.mayoclinic.org/diseases-conditions/bacterial-vaginosis/symptoms-causes/syc-20352279

10

DARE-BV1: Potential for Improved Clinical Cure Rates vs. Current Branded Rx

darébio

Product	Frequency, Dose, and Route of Administration	Study Descriptions		Clinical Cure Rates
		Randomized Placebo-Controlled Phase 3 Trial [1] Topline data		
darébio **DARE-BV1** (Investigational) (clindamycin phosphate vaginal gel, 2%)	1 time, 5g applicator, applied vaginally	DARE-BVFREE (Day 21-30) *Modified-Intent-to-Treat Population at 21-30 Days*	DARE-BV1 (N=121) Placebo (N=59)	**70.2%** 35.6%
		DARE-BVFREE (Day 7-14) *Modified- Intent-to-Treat Population at 7-14 Days*	DARE-BV1 (N=121) Placebo (N=59)	**76.0%** 23.7%
		DARE-BVFREE (Day 21-30) *Per Protocol Population at 21-30 Days*	DARE-BV1 (N=101) Placebo (N=47)	**77.2%** 42.6%
		DARE-BVFREE (Day 7-14) *Per Protocol Population at 7-14 Days*	DARE-BV1 (N=101) Placebo (N=47)	**81.2%** 29.8%
		Two Randomized, Placebo-Controlled Phase 3 Studies [2]		
LUPIN Solosec® (secnidazole 2g oral granules)	1 time, 2g dose, taken orally	Study 1 (Day 21-30) *Modified-Intent-to-Treat Population at 21-30 Days*	SOLOSEC (N=62) Placebo (N=62)	**67.7%** 17.7%
		Study 2 (Day 21-30) *Modified-Intent-to-Treat Population at 21-30 Days*	SOLOSEC (N=107) Placebo (N=57)	**53.3%** 19.3%
		Study 2 (Day 7-14) *Modified- Intent-to-Treat Population at 7-14 Days*	SOLOSEC (N=107) Placebo (N=57)	**57.9%** 24.6%
		Randomized, Double-Blind, Placebo-Controlled, Parallel Group Study [3]		
Perrigo Clindesse® (clindamycin phosphate vaginal cream, 2%)	1 time, 5g applicator, applied vaginally	Study 1 (Day 21-30) *Modified-Intent-to-Treat Population at 21-30 Days*	Clindesse (N=78) Placebo (N=66)	**41.0%** 19.7%
		Randomized, Investigator-Blind, Active-Controlled Comparative Study		
		Study 2 (Day 21-30) *Modified-Intent-to-Treat Population at 21-30 Days*	Clindesse Single Dose (N=221) Clindamycin Vaginal Cream, 7 doses (N=211)	**53.4%** 54.0%
		Study 2 (Day 21-30) *Per Protocol Population at 21-30 Days*	Clindesse Single Dose (N=126) Clindamycin Vaginal Cream, 7 doses (N=125)	**64.3%** 63.2%
Exeltis Nuvessa™ (metronidazole vaginal gel 1.3%)	1 time, 5g applicator, applied vaginally	Randomized, Double-Blind, Vehicle-Controlled, Parallel Group Study [4]		
		Study 1 (Day 21-30)	NUVESSA (N=292) Vehicle Gel (N=285)	**37.0%** 26.7%
		Study 1 (Day 7)	NUVESSA (N=292) Vehicle Gel (N=285)	**41.1%** 20.0%

1. Data on file
2. SOLOSEC PRESCRIBING INFORMATION https://dailymed.nlm.nih.gov/dailymed/fda/fdaDrugXsl.cfm?setid=551e43d5-f700-4d6e-8029-026f8a8932ff&type=display
3. Clindesse PRESCRIBING INFORMATION https://www.clindesse.com/pdf/PI.pdf
4. Nuvessa PRESCRIBING INFORMATION https://www.nuvessa.com/nuvessa_files/Nuvessa%20PI%202018-08.pdf

11

DARE-BV1: Looking Forward DARE-BV1 delivered better clinical cure rate values than currently marketed FDA-approved products for treatment of bacterial vaginosis.1 DARE-BVFREE Study: • 70% at Day 21-30 (primary endpoint) and 76% at Day 7-14 in the mITT population, and rates of 77% at Day 21-30 and 81% at Day 7-14 in the per protocol population. 2 • Demonstrated that DARE-BV1 is significantly effective in what we believe was a representative patient population, including a large proportion of patients who reported one or more episodes of bacterial vaginosis diagnosed in the 12 months before they were randomized into the study (75% of the ITT population).3 • We expect pre-NDA meeting with FDA early 2021 and NDA submission 1H 2021 • NDA may qualify for priority review and, if granted, receive a 2021 PDUFA date, permitting potential 2022 commercial launch in the U.S. 12 DARE-BV1 Qualified Infectious Disease Product (QIDP) and Fast Track Designations QIDP and Fast Track designations support request for Priority Review 1. Based on topline data from the Phase 3 DARE-BVFREE study and the prescribing information for currently marketed products. 2. For more detail regarding topline study results see our December 7, 2020 announcement available at: https://ir.darebioscience.com/news-releases/news-release-details/dare-bioscience-announces-positive-topline-results-dare-bvfree; the per protocol population (N=148) includes subjects from the mITT population who have no major protocol violations that impact the primary or secondary endpoints or who received any other bacterial vaginosis therapy for any reason. 3. Prior episodes were self reported

Sildenafil Cream, 3.6% Potential First-In-Category treatment for Female Sexual Arousal Disorder (FSAD), which has no FDA-approved therapies Novel cream formulation of sildenafil to treat FSAD, utilizing active ingredient in Viagra® 13

FSAD – The Clinical Issue Female Sexual Arousal Disorder (FSAD) is characterized primarily by inability to attain or maintain sufficient genital arousal during sexual activity and, of female sexual function disorders, is most analogous to erectile dysfunction (ED) in men.* The condition should be distinguished from a general loss of interest in sexual activity and from other sexual dysfunctions, such as orgasmic disorder (anorgasmia) and hypoactive sexual desire disorder (HSDD), which is characterized as lack or absence of sexual fantasies and desire for sexual activity for some period of time.1,2 14 *Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication-swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction) and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition. 1. https://drgeo.com/womens-sexual-health-overview/; 2. https://health.usnews.com/conditions/sexual-disorder-dysfunction FSAD HSDD

FSAD – What Is the Incidence? 15 Meta-analysis of 95 studies from 2000-2014 indicated prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 41%, and difficulty with arousal alone is 23%.1 Market research estimates: • 33% of US women aged 21 to 60 (~ 20 million women), experience symptoms of low or no sexual arousal.2,3 • 10 million women are considered distressed and actively seeking treatment.2 1. McCool et al. Sex Med Rev 2016;4:197-212. 2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. 3. Based on US Census projections for 2016.

1. Sildenafil Cream, 3.6%, (formerly SST-6007) 2. https://qz.com/quartzy/1238783/its-the-20th-anniversary-of-viagra-heres-how-its-changed-the-world/#:~:text=Annual%20sales%20of%20Viagra%20peaked,Viagra%20is%20set%20to%20expire . Sildenafil Cream, 3.6% - Product Profile Topically administered investigational Sildenafil Cream1 is… • A PDE5 inhibitor utilized in ED medications for men – ED product Viagra® peaked at $2.05 billion in sales in 2012.2 • Designed to increase local blood flow to provide improvement in genital arousal response. • Applied topically, avoiding hepatic first-pass metabolism response, resulting in lower systemic exposure potentially resulting in reduced side effects vs. oral sildenafil, including Viagra® • Given similarities between ED and FSAD, sildenafil - the active ingredient in Viagra® - may improve genital arousal response and overall sexual experience for women as it does in men. There are no FDA-approved treatments for FSAD 16

17 Sildenafil Cream, 3.6% - Phase 2b The planned Phase 2b clinical study aims to evaluate Sildenafil Cream vs. placebo over 12 weeks of dosing following both a non-drug and placebo run-in period. • Compares Sildenafil Cream vs. placebo in patients’ home setting. • Primary endpoint: patient reported outcome (PRO) instruments to measure improvement in localized genital sensations of arousal and reduction in FSAD related distress. • Several exploratory efficacy endpoints will be measured and could become additional measurements of efficacy in a future Phase 3 program.

Ovaprene® Investigational potential first-in-category, hormone- free, monthly birth control Partnered with 18

19 • Bayer received the right to obtain exclusive US rights to commercialize the product, following completion of the pivotal clinical trial if Bayer, in its sole discretion, pays Daré $20 million. • Daré may receive up to $310 million in commercial milestone payments, plus double- digit, tiered royalties on net sales. • Bayer supports the development and regulatory process by providing up to two full-time equivalents (internal experts) in an advisory capacity, which gives Daré access to their global manufacturing, regulatory, medical and commercial expertise. We believe the licensing agreement with Bayer is validation of our broader corporate strategy and confirmation of Ovaprene’s market potential, if approved, as the first monthly non-hormonal contraceptive product in the US market. * https://www.mirena-us.com/; supported by 2014-2016 SHS data. 1. https://ir.darebioscience.com/news-releases/news-release-details/bayer-and-dare-bioscience-announce-exclusive-licensing-agreement January 2020 - Bayer, which markets the $1 billion Mirena contraceptive franchise, and Daré announced the execution of a license agreement under which Bayer may commercialize Ovaprene investigational contraceptive in the US once approved by FDA. Ovaprene® - Commercial License Agreement with Bayer1 Mirena® is the #1 prescribed IUD in the U.S.*

Contraception: Large Market Opportunity 201. https://www.bayer.com/en/bayer-ag-annual-report-2019.pdfx. Includes sales for Mirena®, Kyleena® and Jaydess® / Skyla® 2. https://www.prnewswire.com/news-releases/allergan-reports-fourth-quarter-and-full-year-2019-financial-results-301001646.html 3. https://s21.q4cdn.com/488056881/files/doc_financials/2019/q4/2019-Form-10-K-Final.pdf. Lowest amount of daily estrogen (10 micrograms) available in pill form 2019 US sales: $588 million (Allergan) 2 Lo Loestrin® (norethindrone acetate and ethinyl estradiol, ethinyl estradiol tablets) Mirena® Hormone IUD (levonorgestrel-releasing intrauterine system) 52mg Physician inserted, long-acting. low/locally delivered hormone IUS 2019 worldwide sales: €1.2 billion (Bayer) 1 NuvaRing® (etonogestrel/ethinyl estradiol vaginal ring) Monthly vaginal ring 2019 worldwide sales: $879 million (Merck) 3 Source: US Census Bureau, 2017 National Dataset (2016 is base population estimate for projection) https://www.census.gov/programs surveys/popproj.html Women in the Reproductive Health & Contraception Market Segment (over 60 million women) Successful Contraceptive Brands 63.6 63.9 64.2 64.6 65.0 65.4 65.8 66.2 66.5 66.7 66.8 67.0 67.2 67.3 67.5 67.6 67.8 68.0 68.1 68.1 62 63 64 65 66 67 68 69 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 F e m a le s a g e 1 5 -4 4 ( M M ) Year Total US Females Age 15-44 (Millions)

Ovaprene® - Potential Market Opportunity 1. Source: CDC National Survey for Family Growth,2013-2015 dataset, cdc.gov. 2. Market research study conducted in 2019 for Daré Bioscience 3. Contraceptive use data applied to 2019 population data from US Census There are approximately 65 million women in the US Aged 15-441 35 Million Women 2,3 Potential Candidates for Ovaprene 12 Million Current Hormonal Product Users 11 Million Current Hormone-free Product Users 12 Million Current Non-Users • Condom (6.6M) • Withdrawal (4.0M) • Spermicide/diaphragm (0.06M) • Rhythm/natural family planning (0.5M) • Pill (10.3M) • Injectable (1.5M) • Vaginal Ring (1.0M) • Patch (0.1M) • Emergency contraception (0.03M) • Currently use no contraception • Sexually active • Not seeking pregnancy 30 Million Women 2,3 Not candidates for Ovaprene • Sterilization (10.5M) • Pregnant/postpartum/ seeking pregnancy (5.6M) • Never had intercourse (8.2M) • Current LARC (IUD or implant) user (5.4M) 21

Contraception: What's Missing from Current Hormone-Free Options?



Hormone-free Options	Pregnancies Expected (per 100 women) [1,*]
Spermicides & Vaginal Gels[2]	>27
Condoms (male)	18
Diaphragms (with a spermicide)	12
? **Easy-to-use monthly option**	**Effectiveness approaching hormonal methods**
Copper IUD	<1

Least Effective → Most Effective

1. U.S. Food and Drug Administration Birth Control Guide dated 2/11/2020: https://www.fda.gov/consumers/free-publications-women/birth-control-chart
2. U.S. Food and Drug Administration Drug Data Prescribing information for a recently approved vaginal gel, Phexxi™ provides that in a multicenter, open-label, single-arm clinical trial in the U.S. (AMP002; NCT03243305), the 7-cycle cumulative pregnancy rate was 13.7% (95% CI: 10.0%, 17.5%), excluding cycles with back-up contraception, cycles <21 or > 35 days in length and cycles in which no intercourse was reported. The estimated Pearl Index, calculated based on data from the 7-cycle study, was 27.5 (95% CI: 22.4%, 33.5%). https://www.accessdata.fda.gov/drugsatfda_docs/label/2020/208352s000lbl.pdf

* Pregnancy rates tell you the number of pregnancies expected per 100 women during the first year of typical use. Typical use shows how effective the different methods are during actual use (including sometimes using a method in a way that is not correct or not consistent). For more information on the chance of getting pregnant while using a method or on the risks of a specific product, please check the product label or Trussell, J. (2011)."Contraceptive failure in the United States." Contraception 83(5):397-404.

22

Ovaprene® Investigational Hormone-Free, Monthly Contraceptive 23 1. https://www.urban.org/urban-wire/women-want-effective-birth-control 2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 4. Ersek, J, Matern Child Health J (2011) 15:497–506 5. In PCT studies of similar size, products (diaphragms) that demonstrated no motile sperm in the cervical mucus during PCT assessments later demonstrated “typical use” contraceptive effectiveness of 86-91% in pivotal contraceptive studies evaluating pregnancy rates over six-month periods. Mauck C, Vincent K. Biology of Reproduction, Volume 103, Issue 2, August 2020, Pages 437–444 6. Journal of Reproductive Medicine 2009; 54: 685-690 7. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. Desired Features of Birth Control Products:1-4 Design Features of Ovaprene:5-7 + Efficacy 86% - 91% Expected Typical Use Effectiveness Approaching Hormone Contraception + Hormone Free No Hormones in the API Unique dual action MOA (spermiostatic & barrier) + Convenience Monthly Ring Form Women choose monthly rings for the convenience of a non-daily option + Favorable Side Effect Profile Safety Profile Similar to a Diaphragm No significant changes in vaginal flora and no serious adverse effects observed in studies to date + Easily Manage Fertility No Systemic/Long-term Activity Inserted and removed without a provider allowing for immediate return to fertility Spermiostatic Environment6 Contraceptive-loaded silicone ring releasing non-hormonal active Ferrous gluconate Physical Barrier 6 Three-dimensional, knitted polymer barrier

Early-Stage Portfolio Innovative prescription drug delivery programs DARE-HRT1 DARE-FRT1 DARE-VVA1 DARE-LARC1 DARE-RH1 ORB 204 & 214 24

Advancing Products Women Want

PARTNERS	Product Candidate	Stage reached (PRE-CLINICAL / PHASE 1 / PHASE 2)	Description
	DARE-HRT1^‡ Hormone Replacement Therapy - **Phase 1 Started 2020**	PHASE 1	First-in-category combination hormone delivery platform for treatment of vasomotor and vaginal symptoms of menopause. Intravaginal ring (IVR) releasing both a bio-identical estradiol and bio-identical progesterone.
NIH National Institutes of Health	**DARE-FRT1**^ Pregnancy Maintenance - **Phase 1 Preparation**	PHASE 1	First-in-category progesterone delivery for pregnancy maintenance including the prevention of preterm birth and for luteal phase support as part of an IVF regimen. IVR releasing bio-identical progesterone.
	DARE-VVA1^ Vulvar and Vaginal Atrophy (VVA) – **Phase 1 Preparation**	PHASE 1	First-in-category hormone-free vaginal treatment for VVA in a hormone-receptor positive, breast cancer patient population. Proprietary formulation of tamoxifen for vaginal administration.
Bill & Melinda Gates foundation	**DARE-LARC1**^ Long-Acting, Reversible Contraceptive	PRE-CLINICAL	User-controlled levonorgestrel implant drug delivery technology is designed to store and precisely deliver hundreds of therapeutic doses over months or years in a single implant.
	DARE-RH1 Male or Female Contraceptive Target	PRE-CLINICAL	A potential new rapidly reversible, non-hormonal contraceptive solution with application for women and men.
	ORB 204/214^ 6 & 12-Month Injectable Contraception	PRE-CLINICAL	Novel 6 & 12-month injectable formulations of etonogestrel being developed as a longer-acting, reversible method of contraception with a more predictable return to fertility.

Timeline reflects management's current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. "First-in-category" statements are forward-looking statements relating to market potential of Daré's product candidates based on currently available, FDA-approved therapies. ^505(b)(2) regulatory pathway anticipated. ‡DARE-HRT1 Phase 1 study being conducted in Australia by Daré subsidiary.

25

Daré – Advancing Products Women Want

- Innovative women's health pipeline with multiple clinical, regulatory and commercial milestones anticipated in 2021-2022.
- Every program, if approved, represents a potential first-line or first-in-class product opportunity.
- Experienced Board of Directors and Management Team with demonstrated success in clinical and product development, regulatory affairs, corporate strategy and financial operations.
- **Women's health generating more interest as evidenced by transformational transactions:**[1-7]

BAYER

Licensed **Ovaprene from Daré Bioscience.** Deal includes up to $310 million in potential commercial milestone payments, plus double-digit, tiered royalties on net sales.

KaNDY acquisition for upfront consideration of $425 million.

abbvie

AbbVie $63 billion acquisition of Allergan plc (creates women's health franchise - Lo Loestrin, Liletta and Elagolix).

astellas

Acquisition of Ogeda for €500 million upfront and the potential for up to another €300 million in milestone payments.

CooperCompanies

Acquired global rights to PARAGARD® Intrauterine Device (IUD) from Teva in a $1.1 billion cash transaction.

MERCK

Spinoff Organon, a new firm focused on women's health (including NuvaRing) and other drugs with projected revenues of $6-$6.5 billion (expected completion in 2021).

Pfizer

Myovant to receive up to $4.2 B in collaboration to develop and commercialize relugolix in oncology and women's health including up to $200m in regulatory milestones for the women's health product candidate.

Pharmaceutical companies will continue to seek new and differentiated products to supplement their branded women's health offerings.

1. https://www.businesswire.com Dare Bioscience
2. https://www.businesswire.com KaNDy-Therapeutics-Ltd.
3. http://www.pharmatimes.com_acquisition_of_allergan
4. https://www.biopharmadive.com/news/astellas-ogeda-womens-health-deal
5. https://www.globenewswire.com The-Cooper-Companies-Announces-Definitive-Agreement-to-Acquire-PARAGARD-IUD-From Teva..
6. https://www.statnews.com merck-to-spin-off-new-6-5-billion-firm-focused-on-womens-health-older-drugs/
7. https://www.pfizer.com/news/press-release/press-release-detail/myovant-sciences-and-pfizer-announce-collaboration-develop

26

NASDAQ: DARE www.darebioscience.com DARING TO BE DIFFERENT® AND ADVANCING PRODUCTS WOMEN WANT Appendix 27

DARE-BV1 Clindamycin 2% gel for Bacterial Vaginosis

DARE-BV1- Phase 3 Study Design & Demographics[1]

DARE-BV1 is a thermosetting vaginal gel formulated with clindamycin phosphate 2%, a well-known and well-characterized antibiotic designed for prolonged, localized release.

- DARE-BVFREE randomized 307 women at 32 centers across the US in a 2:1 ratio to receive a single vaginal dose of DARE-BV1 (N=204) or a single vaginal dose of placebo gel (N=103).
- The intent to treat (ITT)[2] population comprised primarily patients aged 15 to 59 years, with a mean age of 34.8 (б=8.8) and median age of 35. Over 53% of the ITT population qualified as obese (BMI ≥30.0), with a mean BMI of 31.50 (б=8.5).
- In the ITT population, 56.0% of women identified as Black or African American, 41% identified as white and 25.5% identified as of Hispanic or Latino origin (compared to 74.5% as not of Hispanic or Latino origin).
- In addition, more than 75% of women in the ITT population reported one or more episodes of bacterial vaginosis diagnosed in the 12 months before they were randomized into the study (77.4% in the DARE-BV1 group and 73.8% in the placebo group).

The DARE-BVFREE study's two treatment arms were well balanced in terms of age, race, ethnicity, bacterial vaginosis history, and body mass index (BMI).



Phase 3 Clinical Study Design
Day 1
Baseline Visit
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
Single administration of DARE-BV1 or placebo
DARE-BV1
2 to 1 Randomization
Placebo
Day 7 – 14 [3]
Secondary Endpoint
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
• Nugent score
Day 21 – 30 [4]
Primary Endpoint
(Test-of-Cure Visit)
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
• Nugent score

N=307 subjects enrolled (age 15 and above)
Duration ~30 days per subject
Diagnosis - Bacterial vaginosis

Definitions:
Primary Endpoint: Clinical Cure (Day 21-30 visit): Resolution of the abnormal vaginal discharge associated with BV; Negative 10% KOH "whiff test"; Clue cells < 20% of the total epithelial cells in the saline wet mount.
Secondary endpoints: Proportion of subjects with Clinical Cure, Bacteriological Cure and Therapeutic Cure at Day 7-14 Visit
Bacteriological Cure: a Nugent score < 4.
Therapeutic Cure: both a Clinical Cure and Bacteriological Cure.

1. Data on file.
2. ITT population N=307
3. Visit occurred 7 to 14 days after study drug administration.
4. Visit occurred 21 to 30 days after study drug administration.

29

DARE-BV1- Phase 3 Study Topline Results

- The study's primary endpoint was clinical cure of bacterial vaginosis determined at Day 21-30 visit in the modified intent-to-treat (mITT) study population (N=180). [1]
- **The study met its primary endpoint,** demonstrating single administration of DARE-BV1 proved statistically superior to placebo (p-value < 0.001) at Day 21-30 visit.
- DARE-BV1 also demonstrated statistically significant efficacy in all five pre-specified secondary efficacy assessments.
- Summary of clinical cure results (mITT population), p-value < 0.001:

DARE-BVFREE Phase 3 Study	**DARE-BV1 (N = 121)**	Placebo (N = 59)
Clinical Cure at Day 7-14 visit	**76.0%**	23.7%
Clinical Cure at Day 21-30 visit (primary endpoint)	**70.2%**	35.6%

- DARE-BV1 was well tolerated in the study.

1. In accordance with U.S. Food and Drug Administration (FDA) guidance, the mITT population (N=180) excludes subjects from the intent-to-treat (ITT) population (N=307) who subsequently demonstrated a positive test result for other concomitant vaginal or cervical infections at baseline.

30

Investigational Hormone-Free, Monthly Contraceptive The U.S. contraceptive market size is projected to reach USD 9.6 billion by 2027 expanding at a CAGR of ~4.2% ~37 million U.S. women of reproductive age are estimated to currently use a contraceptive method 1. Grand View Research report, Feb 2020, https://www.grandviewresearch.com/industry-analysis/us-contraceptive-market 2. The Guttmacher Institute, Contraceptive Use in the United States, Fact Sheet, April 2020, https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states# 1 2 Ovaprene®

Ovaprene® - U.S Regulatory Strategy [1]

darébio

Premarket approval (PMA) strategy

The Center for Devices and Radiological Health (CDRH) as lead review division

Step 1 (Completed)

- Postcoital Test (PCT) Study - Completed 4Q 2019

Step 2 (Ongoing)

- File investigational device exemption (**IDE**) to support 1Q2022 pivotal study start.
- Conduct pivotal study
  - Six-month efficacy and safety data expected by year-end 2022
  - ~250 completers up to 12 months of use
  - Primary endpoints: safety and efficacy (pregnancy probability)
  - Secondary endpoints: acceptability, product fit/ease of use and assessments of vaginal health

The PCT Clinical Study Met its Primary Endpoint [2]

Ovaprene prevented the requisite number of sperm from reaching the cervix across all women and all cycles evaluated.

- **Specifically, in 100% of women and cycles, an average of less than five (< 5)** progressively motile sperm **(PMS)** per high-powered field **(HPF)** were present in the midcycle cervical mucus collected two to three hours after intercourse with Ovaprene in place.
- Women enrolled in the study who completed at least one Ovaprene PCT (N=26) had a **mean of 27.21 PMS/HPF in their baseline cycle (without any contraceptive device)**, a mean of 0.22 PMS/HPF in their diaphragm cycle (in the presence of an FDA-cleared diaphragm with spermicide), **and a mean of 0.48 PMS/HPF in their Ovaprene PCT cycles (in the presence of the Ovaprene device), with a median of zero PMS.**

	Mean Progressively Motile Sperm	Median Progressively Motile Sperm	Standard Deviation	Interquartile Range
Baseline PCT's	27.21	23.20	17.88	24.80
Ovaprene PCT's	0.48	0.00	1.18	0.10

1. Anticipated regulatory pathway and timelines.
2. In PCT studies of similar size, products (diaphragms) that demonstrated no motile sperm in the cervical mucus during PCT assessments later demonstrated "typical use" contraceptive effectiveness of 86-91% in pivotal contraceptive studies evaluating pregnancy rates over six-month periods. Mauck C, Vincent K. Biology of Reproduction, Volume 103, Issue 2, August 2020, Pages 437–444

32

1. https://www.businesswire.com/news/home/20190628005277/en/Global-Female-Sexual-Dysfunction-Treatment-Market-2019-2023 Female Sexual Arousal Disorder (FSAD) The global female sexual dysfunction treatment market is expected to grow at ~37% CAGR from 2019 - 2023 1 Sildenafil Cream, 3.6%

0 1 2 3 4 5 6 7 Mean (Erotic) Maximum (Erotic) V a g in a l P u ls e A m p li tu d e ( m V ) Mean and Maximum VPA† Placebo Oral Viagra® † Twelve healthy premenopausal women were studied. P<0.05 P=0.093 0 10 20 30 40 50 60 70 Question 2 Question 4 O b s e rv e d N u m b e r Im p ro v e d (% ) Improvement on FIEI Questions† Placebo Oral Viagra® P=0.015 P=0.017 † Question #2 – “After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged”. Question #4 – “After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be.” 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied. Pfizer VPA Clinical Lab Study – Oral Viagra Pfizer Clinical Field Study – Oral Viagra Female Intervention Efficacy Index (FIEI) 1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women’s Health & Gender-Based Medicine. Vol. 11, No. 4. 2002 2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003. Key Takeaways of Viagra® studies: • Increased blood flow and clinical efficacy observed with oral sildenafil (Viagra®) in women. • The side effect profile of the oral formulation was not optimal for women - leading to the exploration of alternative delivery options including a topical route of administration. Oral Sildenafil provided a compelling proof of concept for FSAD 34 Statistically significant increases in Vaginal Pulse Amplitude (VPA)1 Statistically significant improvement in genital stimulation (FIEI)2

Sildenafil Cream, 3.6% - Phase 1/2a Study Results

Phase 1 Study of SST-6007 (Sildenafil Cream, 3.6%)[1]

Normal healthy postmenopausal women were dosed with escalating doses of Sildenafil Cream, 3.6%, using a cross-over study design.

- Sildenafil Cream had significantly lower systemic exposure compared to a 50 mg oral sildenafil dose
  - AUC – 3-6%
  - C_{max} – 1-2%
- Sildenafil Cream was safe and well tolerated at clinically relevant doses (1-2g)
- Favorable product characteristics as self-reported by subjects
  - Easy to use
  - Readily absorbed

Phase 2a Study of SST-6007 (Sildenafil Cream, 3.6%)[1]

Demonstrated increased blood flow in the genital tissue **compared to placebo** (mean change in VPA analysis) in **31 women** (pre and postmenopausal) ~30 minutes post dosing.

Phase 1 Study

Treatment	N=59	Sildenafil Single Dose	C_{max} (ng/ml)	T_{max} (hr)	AUC_{last} (h*ng/ml)
Topical Sildenafil 1 g of cream	20	35 mg	3.4	2.37	25.6
Topical Sildenafil 2 g of cream	20	71 mg	3.8	2.27	30.8
Topical Sildenafil 4 g of cream	19	142 mg	5.3	2.22	42.5

Phase 1 Study


Mean Plasma Concentration Time Profile of 3 Topical Sildenafil Doses
Plasma Concentration (pg/mL)
Time (hours)
1 g (50 mg)
2 g (100 mg)
4 g (200 mg)

1. Data on file. Sildenafil Cream, 3.6% was previously known as SST-6007.

35

Sildenafil Cream, 3.6% - Thermography Study Review

darébio

Positive Data- (See Figure 1)

- Positive cognitive arousal responses were noted.
- Significantly greater **increases in genital temperature** after application of Sildenafil Cream compared to placebo cream and no cream.
- Significantly **greater self-reported arousal responses** reported during Sildenafil Cream visits compared to placebo cream visits.

Figure 1. Clitoral temperature change during the sexually explicit film



Sildenafil Cream
Placebo Cream
Temperature Change
3
2.5
2
1.5
1
0.5
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Time (minutes)
Sildenafil Cream, 3.6%
Placebo Cream
No Cream

Statistically significant greater linear slope during minutes 11-15 of the sexually explicit stimuli as compared to the placebo cream for the vestibule.

Thermography Study Design & Methodology (N=6)[1]

Phase 1, single-dose, double-blind, placebo-controlled, 2-way crossover study evaluating the feasibility of using thermography to assess the pharmacodynamics of Sildenafil Cream, 3.6% in normal healthy women. The study required 3 visits and a follow up contact: Visit 1 (screening), Visits 2-3 (double-blind dosing) and a phone call (safety follow-up).

1. Data on file.

* Thermography utilizes sensitive cameras capable of detecting and recording temperature variations over time. Genital temperature changes are a surrogate for genital blood flow.

36

New investigational prescription drug delivery options for women Vaginal Drug Delivery

Intravaginal Ring Technology (IVR) Highlights The Vaginal Route of Drug Administration 1 • Vaginal drug delivery offers many potential advantages due to large surface area, dense network of blood vessels and high elasticity due to presence of smooth muscle fibers. • Recognized advantages include comparable ease of administration and ability to bypass hepatic first-pass metabolism. Our Intravaginal Ring (IVR) Technology – Design Features: • Sustained drug delivery, • Variable dosing and duration, • Solid ethylene vinyl acetate (EVA) polymer matrix that can contain and release one or several active drugs, • No need for membrane or reservoir to contain active drug(s) or control the release. 38 1. Sonia, T.A. & Sharma, C.P., “Routes of administration of insulin – Vaginal route,” Oral Delivery of Insulin, 2014, https://www.sciencedirect.com/topics/pharmacology-toxicology-and-pharmaceutical-science/vaginal-drug-delivery

1. U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012. 2. The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753, https://www.menopause.org/docs/default-source/2017/nams-2017-hormone-therapy-position- statement.pdf 3. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-HRT1 or DARE-FRT1 . DARE-HRT1 39 Hormone Replacement Therapy (HRT) HRT remains the most effective treatment for vasomotor symptoms (VMS) and genitourinary syndrome of menopause (GSM); and has been shown to prevent bone loss and fracture.2 • The 2017 Hormone Therapy Position Statement of The North American Menopause Society (NAMS), supports HRT in peri-and post-menopausal women.2 NAMS observes: non-oral routes may offer advantages over oral routes of administration.2 Ongoing Phase 1 VMS/HRT STUDY A Phase 1, Open-Label, 3-arm Parallel Group Study to Evaluate the Pharmacokinetics and Safety of DARE-HRT1 (80 µg and 160 µg Estradiol/ 4 mg and 8 mg Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women. N=30 Combination bio-identical estradiol + bio-identical progesterone IVR for hormone replacement therapy following menopause 45M women in U.S. approaching or in menopause1 505(b)(2) candidate3

DARE-FRT1

Bio-identical progesterone IVR for prevention of preterm birth and luteal phase support as part of an IVF treatment plan



Prevention of Preterm Birth (PTB)

After steadily declining from 2007 to 2014,[2] the US premature birth rate rose for the fourth straight year in 2018 with ~10% of babies born preterm (<37 weeks).[3]

NIH Grant Funding for DARE-FRT1 PTB Program

Potential for up to $2.3 million in NIH grant funding to support DARE-FRT1 development

- Notice of award for initial $300,000 in grant funding announced Aug 2020.

Eunice Kennedy Shriver National Institute of Child Health & Human Development of the National Institutes of Health Award Number R44 HD101169.

Assisted Reproductive Technologies (ART)/IVF

As women wait longer to have children, infertility risk increases

- ~12-15% of couples cannot conceive after 1-year of unprotected sex.[4]
- ~20% of US women have their first child after age 35; ~1/3 of couples in which the woman is older than 35 years have fertility problems.[5]



6
U.S. Fertility Services Market
$3-4bn (Total Market Opportunity)
$1.7-2.5bn (ART Services)
~$1.5bn (Fertility Medications)
DARE-FRT1
Market Opportunity

505(b)(2) candidate[1]

1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-HRT1 or DARE-FRT1
2. 2019 March of Dimes Report Card, https://www.marchofdimes.org/mission/reportcard.aspx
3. CDC's National Center for Health Statistics, National Vital Statistics Reports, Births: Final Data for 2018, Nov 27, 2019, https://www.cdc.gov/nchs/data/nvsr/nvsr68/nvsr68_13-508.pdf
4. https://www.nichd.nih.gov/health/topics/infertility/conditioninfo/common accessed January 8, 2021
5. https://www.cdc.gov/reproductivehealth/infertility/index.htm accessed January 8, 2021
6. Harris Williams & Co. Fertility market overview. May 2015.

40

DARE-VVA1 Potential to be the first therapeutic specifically approved for treatment of vulvar and vaginal atrophy (VVA) in patients with hormone-receptor positive (HR+) breast cancer. • Approximately 3.8 million US women have a history of breast cancer; HR+ is the most common type.2 • Localized estrogen therapy for VVA may be contraindicated for women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer. VVA prevalence in postmenopausal breast cancer survivors is estimated at 42 to 70%.3 411. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-VVA1. 2. American Cancer Society, Breast Cancer Facts & Figures 2019-2020, https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/breast-cancer-facts-and-figures/breast-cancer-facts-and-figures-2019-2020.pdf 3. Clinical Breast Cancer, Dec 2017: https://www.sciencedirect.com/science/article/pii/S1526820917300952 Daré is developing this novel local application of tamoxifen to mitigate the symptoms of VVA for patients HR+ breast cancer, including women currently on anti-cancer therapy. 505(b)(2) candidate 1 Proprietary tamoxifen formulation for vaginal administration for vulvar and vaginal atrophy (VVA) A chronic condition characterized by pain during intercourse, vaginal dryness and irritation

DARE-VVA1 Proof of Concept

darébio

This exploratory study[1] in four postmenopausal women diagnosed with VVA demonstrated that a self-administered vaginal suppository containing tamoxifen (20mg) dosed daily for one week and twice weekly for three months **was effective in reducing vaginal pH and vaginal dryness.**

Vaginal Tamoxifen	Enrollment (Baseline)	On Treatment (Month 3)	Paired Difference (Baseline vs. Month 3)
Median Vaginal pH Normal vaginal pH is usually less than 4.5.[2]	7.1 range 6.5 to 7.5	5.0 range 5.0 to 5.2	-2.0 median range -2.5 to -1.5 Lower pH value is a measure of symptom relief
Vaginal Dryness Rated using a visual analogue scale (VAS) that ranged from: 0 = Not bothered by dryness 10 = Extremely bothered by dryness	8.0 range of 7.5 to 9.0	3.0 range 2.0 to 3.0	-5.5 median range -6.0 to -4.5 Decreased vaginal dryness is a measure of symptom relief

In addition, systemic absorption of tamoxifen was not significant:

- After 8 weeks of study treatment with vaginal tamoxifen, median plasma concentration of tamoxifen was 5.8 ng/ml, with a range of 1.0 to 10.0 ng/ml
- In comparison, after 3 months of administration of 20mg, once-daily oral tamoxifen citrate (Nolvadex),[3] the average steady state plasma concentration of tamoxifen is 122 ng/ml with a range of 71 to 183 ng/ml

1. Clin. Exp. Obstet. Gynecol. - ISSN: 0390-6663 XLVI, n. 2, 2019
2. https://www.medicalnewstoday.com/articles/322537.php
3. US Food and Drug Administration: "Drug Approval Package: Nolvadex (Tamoxifen Citrate) NDA# 21-109.2002". Available at: https://www.accessdata.fda.gov/drugsatfda_docs/nda/2002/21109_Nolvadex.cfm

42

(UC-LARC) / Microchips Technology User-Controlled Long-Acting Reversible Contraception

DARE-LARC1: Design Features of the Technology User-Controlled Long-Acting Reversible Contraception • Drug Storage • Individual doses stored in micro-reservoir arrays • Reservoirs are hermetically sealed at room temperature • Thin membranes over each reservoir protect drug post-sealing • Drug Release • Drug doses initiated automatically on schedule or wirelessly on-demand by the patient • Reservoirs are opened via electrothermal ablation of membranes • Upon opening, interstitial fluid diffuses in and drug diffuses out 44 505(b)(2) candidate 1 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-LARC1

DARE-LARC1 Grant Funding 45 The Bill & Melinda Gates Foundation has strong interest in family planning ~215 million women in developing countries lack access to contraception Grant funding to date: $20.5m Grant to understand user needs and define the product concept Funding 2013 Favorable response from Sub-Saharan Africa – Sub-dermal implant use is growing – 87% of women surveyed said they would use the proposed implant – 74% of healthcare workers said they would use the proposed implant in their practice Grant to develop implant concept and technology Funding 2014 – 2021 Currently executing a 4th supplemental grant funding to demonstrate multiple drug releases in vivo, after successfully completing additional market research and concept development in the 3rd supplemental grant funding

Financial Summary

Q3-2020 Financial Highlights: • Cash provided from financing activities* through 9/30/20: $16.7 million (net) • Cash and equivalents (as of 9/30/20): $5.4 million Updates from October 1 to November 11, 2020: • Cash provided by sales of stock: $4.5 million (net) • Common shares o/s: ~ 38 million • Warrants o/s: ~1.9 million Funding sources: • Since inception, we have raised cash through sale of equity securities, M&A transactions, warrant and option exercises, non-dilutive grants, and license fees • We endeavor to be creative and opportunistic in seeking capital required to advance our candidates, and to be efficient in use of such capital * Financing activities during the period included sales of stock, warrant exercises and proceeds from a PPP loan. 47 Daré Financial Summary

Grant funding: • $1.9 million grant for Ovaprene R&D expenses from Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), a division of National Institutes of Health (NIH). • Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD) of the National Institutes of Health Award Number R44 HD095724-01. • $20.5 million grant funding from Bill & Melinda Gates Foundation (2013-2021)to support development of DARE-LARC1. • September 21, 2020 Daré announced receipt of the final ~ $0.9 million in funding under the current grant from Bill & Melinda Gates Foundation. • Potential for up to $2.3 million grant from NIH to be awarded in phases to support the DARE-FRT1 program. Notice of award for initial $300,000 in grant funding announced Aug 2020. • Eunice Kennedy Shriver National Institute of Child Health & Human Development of the National Institutes of Health Award Number R44 HD101169. Cost optimization and value creation through partnerships and affiliates: • Health Decisions, a CRO specializing in women’s health; agreement will provide dedicated resources and new pricing structures, which with Health Decisions’ expertise and established relationships, should accelerate development of key programs in a capital-efficient manner. • Avomeen, an accredited, independent contract R&D and manufacturing organization specializing in chemical analysis and product development; our agreement provides a preferred discounted price structure and access to Avomeen’s scientific expertise, including advanced instrumentation and development techniques. • Australia’s R&D tax incentive currently allows refundable cash credit of up to 43.5% of investments made by eligible companies in eligible R&D activity. We intend to apply for the maximum amount allowable under our DARE-HRT1 program. 48 Non-Dilutive Funding Sources

NASDAQ: DARE www.darebioscience.com DARING TO BE DIFFERENT® AND ADVANCING PRODUCTS WOMEN WANT 49